UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):

October 29, 2012
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005

(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)
______________________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 29, 2012, Lender Processing Services, Inc. (the “Company”) issued an earnings release announcing its financial results for the Third Quarter of 2012. The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
A copy of the earnings release is attached as Exhibit 99.1 and a copy of certain supplemental financial information utilized during the Company’s earnings conference call is attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description
99.1	Press release announcing Lender Processing Services, Inc. Reports Third Quarter 2012 Earnings.
99.2	Supplemental Financial Information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: October 29, 2012	By:	/s/ Thomas L. Schilling
Thomas L. Schilling
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing Lender Processing Services, Inc. Reports Third Quarter 2012 Earnings.
99.2	Supplemental Financial Information.